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                                  EXHIBIT 1.4

                             UNDERWRITING AGREEMENT
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                                 800,000 Shares

                      THORNBURG MORTGAGE ASSET CORPORATION

                                  Common Stock

                             UNDERWRITING AGREEMENT


                                                                    May 14, 1997




SUTRO & CO. INCORPORATED
11150 Santa Monica Boulevard
Suite 1500
Los Angeles, California 90025


Ladies and Gentlemen:

                 Thornburg Mortgage Asset Corporation, a Maryland corporation (the "Company") proposes to sell an aggregate of 800,000 shares (the "Firm Shares") of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), to you (hereinafter, the "Underwriter"). The Company has also agreed to grant to the Underwriter an option (the "Option") to purchase up to an additional 120,000 shares of Common Stock (the "Option Shares") on the terms and for the purposes set forth in Section 1(b). The Firm Shares and the Option Shares are hereinafter collectively referred to as the "Shares."

                 The initial public offering price per share for the Shares and the purchase price per share for the Shares to be paid by the Underwriter shall be agreed upon by the Company and the Underwriter, and such agreement shall be set forth in a separate written instrument substantially in the form of Exhibit A hereto (the "Price Determination Agreement"). The Price Determination Agreement may take the form of an exchange of any standard form of written telecommunication among the Company and the Underwriter and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Shares will be governed by this Agreement, as supplemented by the Price Determination Agreement. From and after the date of the execution and delivery of the Price Determination Agreement, this Agreement shall be deemed to incorporate, and, unless the context otherwise indicates, all references contained herein to "this Agreement" and to the phrase "herein" shall be deemed to include the Price Determination Agreement.


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                 The Company confirms its agreement with the Underwriter as follows:

                 1.       Agreement to Sell and Purchase.

                          (a)     On the basis of the representations,
warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, (i) the Company agrees to sell to the Underwriter and (ii) the Underwriter agrees to purchase from the Company, at the purchase price per share for the Firm Shares to be agreed upon by the Underwriter and the Company in accordance with Section 1(c) and set forth in the Price Determination Agreement, the Firm Shares.

                          (b)     Subject to all the terms and conditions of
this Agreement, the Company grants the Option to the Underwriter to purchase up to 120,000 Option Shares from the Company at the same price per share as the Underwriter shall pay for the Firm Shares. The option may be exercised only to cover overallotments in the sale of the Firm Shares by the Underwriter and may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of this Agreement (or, if the Company has elected to rely on Rule 430A, on or before the 30th day after the date of the Price Determination Agreement), upon written or telegraphic notice (the "Option Shares Notice") by the Underwriter to the Company no later than 12:00 noon, New York City time, at least two and no more than five business days before the date specified for closing in the Option Shares Notice (the "Option Closing Date") setting forth the aggregate number of Option Shares to be purchased and the time and date for such purchase. On the Option Closing Date, the Company will issue and sell to the Underwriter the number of Option Shares set forth in the Option Shares Notice.

                          (c)     The initial public offering price per share
for the Firm Shares and the purchase price per share for the Firm Shares to be paid by the Underwriter shall be agreed upon and set forth in the Price Determination Agreement. In the event such price has not been agreed upon and the Price Determination Agreement has not been executed by the close of business on the fourteenth business day following the date of this Agreement, this Agreement shall terminate forthwith, without liability of any party to any other party except that Section 6 shall remain in effect.

                 2.       Delivery and Payment.

                 Delivery of the Firm Shares shall be made to the Underwriter against payment of the purchase price by federal wire transfer to the Company. Such payments shall be made on the third business day (or, if the Firm Shares are priced as contemplated by Rule 15c6-1(c) of the Securities Exchange Act of 1934 (the "Exchange Act") after 4:30 p.m., New York City time,





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the fourth business day) following the date of this Agreement or, if the
Company has elected to rely on Rule 430A, the third or fourth business day, as applicable, after the date on which the first bona fide offering of the Shares to the public is made by the Underwriter or at such time on such other date as may be agreed upon by the Company and the Underwriter, but in no event later than 10 days after such date (such date is hereinafter referred to as the "Closing Date").

                 To the extent the Option is exercised, delivery of the Option Shares against payment by the Underwriter (in the manner specified above) will take place at the offices specified above for the Closing Date at the time and date (which may be the Closing Date) specified in the Option Shares Notice.

                 If the Underwriter requests that the Shares be delivered in certificated form, then certificates representing the Shares shall be in definitive form and shall be registered in such names and in such denominations as the Underwriter shall request at least two business days prior to the Closing Date or the Option Closing Date, as the case may be, by written notice to the Company. For the purpose of expediting the checking and packaging of certificates for the Shares, the Company agrees to make such certificates available for inspection at least 24 hours prior to the Closing Date or the Option Closing Date, as the case may be.

                 The cost of original issue tax stamps, if any, in connection with the issuance and delivery of the Firm Shares and Option Shares by the Company to the Underwriter shall be borne by the Company. The Company will pay and save the Underwriter and any subsequent holder of the Shares harmless from any and all liabilities with respect to or resulting from any failure or delay in paying Federal and state stamp and other transfer taxes, if any, which may be payable or determined to be payable in connection with the original issuance or sale to the Underwriter of the Firm Shares and Option Shares.

                 3. Representations and Warranties of the Company and the Manager.

                 The Company and, where applicable, the Manager, represents, warrants and covenants to each Underwriter that:

                          (a)     The Company meets the requirements for use of
Form S-3 and a registration statement (Registration No. 333- 16799) on Form S-3 relating to the Shares, including a preliminary prospectus (the "Base Prospectus") and such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations (collectively referred to as the "Rules and Regulations") of the Securities and





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Exchange Commission (the "Commission") thereunder, and has been filed with the
Commission and has become effective. Copies of such registration statement and amendments and of each related Base Prospectus have been delivered to the Underwriter. The term "Registration Statement" means the registration statement as amended at the time it became effective (the "Effective Date"), including financial statements and all exhibits and any information deemed to be included by Rule 430 or Rule 430A of the Rules and Regulations ("Rule 430A") or Rule 434 of the Rules and Regulations. The term "Prospectus" means collectively the Base Prospectus together with any preliminary prospectus supplement or prospectus supplement (the "Prospectus Supplement") as first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations. Any reference herein to the Registration Statement, the Base Prospectus, any prospectus supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date or the date of such Base Prospectus, any prospectus supplement or the Prospectus, as the case may be. Any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus, any prospectus supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date, or the date of any Base Prospectus, any prospectus supplement or the Prospectus, as the case may be, and deemed to be incorporated therein by reference.

                          (b)     On the Effective Date, the date the
Prospectus is first filed with the Commission pursuant to Rule 424(b) (if required), at all times subsequent to and including the Closing Date and, if later, the Option Closing Date and when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, the Registration Statement and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement thereto), including the financial statements included or incorporated by reference in the Prospectus, did or will comply with all applicable provisions of the Act, the Exchange Act, the rules and regulations thereunder (the "Exchange Act Rules and Regulations") and the Rules and Regulations and will contain all statements required to be stated therein in accordance with the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations. On the Effective Date and when any post-effective amendment to the Registration Statement becomes effective, no part of the Registration Statement or any such amendment did or will contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. At the Effective Date, the date the Prospectus or any amendment or supplement to the





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Prospectus is filed with the Commission and at the Closing Date and, if later, the Option Closing Date, the Prospectus did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this
Section 3(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to the Underwriter furnished in writing to the Company by the Underwriter specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. For all purposes of this Agreement, the amounts of the selling concession and reallowance set forth in the Prospectus constitute the only information relating to the Underwriter furnished in writing to the Company by the Underwriter specifically for inclusion in the Prospectus Supplement or the Registration Statement. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the preliminary prospectus, the Prospectus, the preliminary prospectus supplement, the prospectus supplement or any other materials, if any, permitted by the Act.

                          (c)     The documents which are incorporated by
reference in the preliminary prospectus and the Prospectus or from which information is so incorporated by reference, when they become effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Act or the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations; and any documents so filed and incorporated by reference subsequent to the Effective Date shall, when they are filed with the Commission, conform in all material respects with the requirements of the Act and the Exchange Act, as applicable, the Exchange Act Rules and Regulations and the Rules and Regulations.

                          (d)     The Company and Thornburg Mortgage Advisory
Corporation (the "Manager") are, and at the Closing Date will be, corporations duly organized, validly existing and in good standing under the laws of their jurisdiction of incorporation. The Company and the Manager have, and at the Closing Date will have, full power and authority to conduct all the activities conducted by them, to own or lease all the assets owned or leased by them and to conduct their businesses as described in the Registration Statement and the Prospectus. The Company and the Manager are, and at the Closing Date will be, duly licensed or qualified to do business and in good standing as foreign corporations in all jurisdictions in which the nature of the activities conducted by them or the character of the assets owned or leased by them make such licensing or qualification necessary. Except as disclosed in the Registration Statement, the Company and the Manager have no subsidiaries and do not own, and at the Closing Date will not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any





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corporation or have any equity interest in any firm, partnership, joint venture, association or other entity. Complete and correct copies of the certificates of incorporation and of the by-laws of the Company and the Manager and all amendments thereto have been delivered to the Underwriter, and no changes therein will be made subsequent to the date hereof and prior to the Closing Date or, if later, the Option Closing Date.

                          (e)     The outstanding shares of Common Stock have
been, and the Shares to be issued and sold by the Company upon such issuance will be, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar right. The description of the Common Stock in the Registration Statement and the Prospectus is, and at the Closing Date will be, complete and accurate in all respects. Except as set forth in the Prospectus, the Company does not have outstanding, and at the Closing Date will not have outstanding, any options to purchase, or any rights or warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock, any shares of capital stock of any Subsidiary or any such warrants, convertible securities or obligations.

                          (f)     The financial statements and schedules
included or incorporated by reference in the Registration Statement or the Prospectus present fairly the financial condition of the Company as of the respective dates thereof and the results of operations and cash flows of the Company for the respective periods covered thereby, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved, except as otherwise disclosed in the Prospectus. Any pro forma financial statements and any other pro forma financial information included in the Registration Statement or the Prospectus
(i) present fairly in all material respects the information shown therein, (ii) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and (iii) have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma financial information incorporated by reference in the Registration Statement or the Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein. No other financial statements or schedules of the Company are required by the Act, the Exchange Act or the Rules and Regulations to be incorporated by reference in the Registration Statement or the Prospectus. McGladrey & Pullen, LLP (the "Accountants) who have reported on such financial statements and schedules, are independent accountants with respect to the Company as required by the Act and the Rules and Regulations. The statements included in the Registration Statement with respect to the Accountants pursuant to Rule 509 of Regulation S-K of the Rules and Regulations are true and correct





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in all material respects.  The selected financial data set forth in the
Prospectus under the captions "Capitalization," and "Selected Financial Data" fairly present the information set forth therein on the basis stated in the Registration Statement.

                          (g)     The Company and the Manager maintain a system
of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                          (h)     Subsequent to the respective dates as of
which information is given in the Registration Statement and the Prospectus and prior to the Closing Date, except as set forth in or contemplated by the Registration Statement and the Prospectus: (i) there has not been and will not have been any change in the capitalization of the Company or the Manager, or in the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company or the Manager, arising for any reason whatsoever; (ii) the Company and the Manager have not incurred nor will they incur any material liabilities or obligations, direct or contingent, nor have they entered into nor will they enter into any material verbal or written agreements or other transactions other than pursuant to this Agreement and the transactions referred to herein; (iii) the Company and the Manager have not and will not have paid or declared any dividends or other distributions of any kind on any class of capital stock, and the Company and the Manager are not in default in the payment of principal or interest on any outstanding debt obligations; (iv) the Company and the Manager have not sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance; and
(v) there have not been any material adverse change in the condition (financial or otherwise), business, properties, results of operations or prospects of the Company or the Manager.

                          (i)     The Company is not an "investment company" or
an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                          (j)     Except as set forth in the Registration
Statement and the Prospectus, there are no legal or governmental actions, suits or proceedings pending or threatened against or affecting the Company, the Manager or the officers of the Company





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or the Manager in their capacity as such, or of which property owned or leased by the Company or the Manager is or may be the subject, or related to environmental or discrimination matters, which actions, suits or proceedings might, individually or in the aggregate, prevent or adversely affect the transactions contemplated by this Agreement or result in a material adverse change in the condition (financial or otherwise), properties, business, results of operations or prospects of the Company or the Manager; and no labor disturbance by the employees of the Company or the Manager exists or is imminent which might be expected to affect adversely such condition, properties, business, results of operations or prospects. The Company and the Manager are not a party or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body.

                          (k)     The Company and the Manager have, and at the
Closing Date will have, (i) all governmental licenses, permits, consents, orders, approvals and other authorizations necessary to carry on their business as contemplated in the Prospectus, (ii) complied in all respects with all laws, regulations and orders applicable to it or its business and (iii) performed all the obligations required to be performed by them, and are not, and at the Closing Date will not be, in default, under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement, lease, contract or other agreement or instrument (collectively, a "contract or other agreement") to which they are a party or by which their property is bound or affected. To the best knowledge of the Company and the Manager, no other party under any contract or other agreement to which they are a party is in default in any respect thereunder. The Company and the Manager are not, nor at the Closing Date will be, in violation of any provision of their certificate of incorporation or by-laws.

                          (l)     The Company and the Manager are in compliance
with all applicable laws, rules and regulations of the jurisdictions in which they are conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations; except where failure to be so in compliance would not materially adversely affect the condition (financial or otherwise), business, results of operations or prospects of the Company or the Manager.

                          (m)     No consent, approval, authorization or order
of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by the Company, in connection with the execution, delivery and performance of this Agreement by the Company or in connection with the taking by the Company of any action contemplated hereby, except such as have been obtained under the Act or the Rules and





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Regulations and such as may be required under state securities or Blue Sky laws or the bylaws and rules of the National Association of Securities Dealers, Inc. (the "NASD") in connection with the purchase and distribution by the Underwriter of the Shares to be sold by the Company.

                          (n)     The Company has full corporate power and
authority to enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof. The performance of this Agreement and the consummation of the transactions contemplated hereby and the application of the net proceeds from the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds" will not result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms or provisions of, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, the certificate of incorporation or by-laws of the Company, any contract or other agreement to which the Company is a party or by which the Company or any of its properties is bound or affected, or violate or conflict with any judgment, ruling, decree, order, statute, rule or regulation of any court or other governmental agency or body applicable to the business or properties of the Company.

                          (o)     The Company owns no real property.  The
Company has good and marketable title to all the properties and assets reflected as owned in the financial statements hereinafter described (or elsewhere in the Prospectus), subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in such financial statements (or elsewhere in the Prospectus), or (ii) those which are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company. The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company. Except as disclosed in the Prospectus, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

                          (p)     There is no document or contract of a
character required to be described or incorporated by reference in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described, filed or incorporated by reference as required. All such contracts to which the Company or the Manager is a party have been duly authorized, executed and delivered by the Company or the Manager, constitute valid and binding agreements of the





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Company or the Manager and are enforceable against the Company or the Manager in accordance with the terms thereof.

                          (q)     No statement, representation, warranty or
covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Representatives was or will be, when made, inaccurate, untrue or incorrect.

                          (r)     Neither the Company, the Manager nor any of
their directors, officers or controlling persons have taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

                          (s)     No holder of securities of the Company has
rights to the registration of any securities of the Company because of the filing of the Registration Statement.

                          (t)     Prior to the Closing Date, the Shares will be
duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange.

                          (u)     The Company has all necessary trademarks,
trade names, patent rights, mask works, copyrights, licenses, approvals and governmental authorizations to conduct its business as now conducted or proposed to be conducted; the expiration of any trademarks, trade names, patent rights, mask works, copyrights, licenses, approvals or governmental authorizations would not have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company; and the Company has no knowledge of any material infringement by it of trademark, trade name rights, patent rights, mask works, copyrights, licenses, trade secret or other similar rights of others, and there is no claim being made against the Company regarding trademark, trade name, patent, mask work, copyright, license, trade secret or other infringement which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company.

                          (v)     Neither the Company, the Manager nor, to the
Company's or Manager's knowledge, any employee or agent of the Company or Manager have made any payment of funds of the Company or Manager or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

                          (w)     The Company and the Manager have filed all
necessary federal, state and foreign income and franchise tax returns and has paid all taxes shown as due thereon; and the





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Company and the Manager have no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or the Manager which could materially and adversely affect the business, operations or properties of the Company or the Manager.

                          (x)     Neither the Company, the Manager nor to the
knowledge of the Company or the Manager any officers, directors, employees or agents acting on behalf of the Company has at any time (i) made any contributions to any candidate for political office in violation of law, or failed to disclose fully any contributions to any candidate for political office in accordance with any applicable statute, rule, regulation or ordinance requiring such disclosure, (ii) made any payment to any local, state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, (iii) made any payment outside the ordinary course of business to any purchasing or selling agent or person charged with similar duties of any entity to which the Company sells or from which the Company buys products for the purpose of influencing such agent or person to buy products from or sell products to the Company, or (iv) except as described in the Prospectus, engaged in any transaction, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company.

                          (y)     As of the Closing Date and, if later, the
Option Closing Date, the Company and the Manager shall be insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which they propose to engage as described in the Prospectus; the Company and the Manager have not been refused any insurance coverage sought or applied for; and the Company and the Manager have no reason to believe that they will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their proposed business at a cost that would not result in a material adverse effect.

                          (z)     As of the Closing Date and, if later, the
Option Closing Date, the Company shall be qualified as a real estate investment trust ("REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"), and intends to operate in a manner so as to continue to remain so qualified.

                          (aa)    Neither the Company nor the Manager will be a
"broker" within the meaning of Section 3(a)(4) of the Exchange Act or a "dealer" within the meaning of Section 3(a)(5) of the Exchange Act or required to be registered pursuant to Section 15(a) of the Exchange Act.





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                 4.  Covenants and Agreements of the Company.

                          The Company covenants and agrees with the Underwriter
as follows:

                          (a)     The Company will cause the Prospectus to be
filed as required by Section 3(a) hereof (but only if the Underwriter has not reasonably objected thereto by notice to the Company after having been furnished a copy a reasonable time prior to filing) and will notify the Underwriter promptly of such filing; it will notify the Underwriter promptly of the time when any subsequent amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; it will prepare and file with the Commission, promptly upon the Underwriter's request, any amendments or supplements to the Registration Statement or Prospectus that, in the Representatives' opinion, may be necessary or advisable in connection with the distribution of the Shares by the Underwriter; and it will file no amendment or supplement to the Registration Statement or Prospectus to which the Underwriter shall reasonably object by notice to the Company after having been furnished a copy at a reasonable time prior to the filing.

                          (b)     The Company will advise the Underwriter,
promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

                          (c)     Within the time during which a Prospectus
relating to the Shares is required to be delivered under the Act, the Company will comply with all requirements imposed upon it by the Act and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Act, the Company will promptly notify the Underwriter and will amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.





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                          (d)     The Company will furnish to the Underwriter,
without charge, two signed copies of the Registration Statement and of any post-effective amendment thereto, including financial statements and schedules, and all exhibits thereto (including any document filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus).

                          (e)     The Company will comply with all the
provisions of any undertakings contained in the Registration Statement.

                          (f)     As soon after the execution and delivery of
this Agreement as possible and thereafter from time to time, the Company will deliver to the Underwriter, without charge, as many copies of the Prospectus or any amendment or supplement thereto as the Underwriter may reasonably request. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the Underwriter and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. If at any time within the nine-month period referred to in Section 10(a)(3) of the Act during which a prospectus relating to the Shares is required to be delivered under the Act any event shall occur which in the judgment of the Company or counsel to the Underwriter should be set forth in the Prospectus in order to make any statement therein, in the light of the circumstances under which it was made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with law, the Company will promptly advise the Underwriter thereof and will forthwith prepare and duly file with the Commission an appropriate supplement or amendment thereto, and will deliver to the Underwriter, without charge, such number of copies thereof as the Underwriter may reasonably request. In the event that the Underwriter is required to deliver a Prospectus after such nine-month period, the Company upon request, but at the expense of the Underwriter, will promptly prepare such amendment or amendments to the Registration Statement and such Prospectus or Prospectuses as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act. The Company shall not file any document under the Exchange Act before the termination of the offering of the Shares by the Underwriter if such document would be deemed to be incorporated by reference into the Prospectus which is not approved by the Underwriter after reasonable notice thereof.

                          (g)     Prior to any public offering of the Shares by
the Underwriter, the Company shall cooperate with the Underwriter and its counsel in order to qualify or register the Shares for sale under (or obtain exemptions from the application of) the Blue Sky laws of such jurisdictions as the representatives designate, will comply with such laws and will continue such qualifications, registrations and exemptions in effect so long as reasonably required for the distribution of the Shares. The Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Underwriter promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering; sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company, with the cooperation of the Underwriter, will use its best efforts to obtain the withdrawal thereof.

                          (h)     During the period of five years hereafter,
the Company will furnish to the Underwriter: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public accountants;
(ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Report on Form 8-K or other report filed by the Company with the Commission, the NASD or any securities exchange; and (iii) as soon as available, copies of any report or communication of the Company mailed generally to holders of its Common Stock.

                          (i)     The Company will make generally available to
holders of its securities as soon as may be practicable but in no event later than the last day of the fifteenth full calendar month following the calendar quarter in which the effective date falls, an earnings statement (which need not be audited but shall be in reasonable detail) for a period of 12 months ended commencing after the effective date, and satisfying the provisions of
Section 11(a) of the Act (including Rule 158 of the Rules and Regulations). "Effective date" for purposes of this Section 4(i) shall be as defined in
Section 158 of the Rules and Regulations.

                          (j)     Whether or not the transactions contemplated
by this Agreement are consummated or this Agreement is terminated, the Company will pay, or reimburse if paid by the Underwriter, all costs and expenses incident to the performance of the obligations of the Company under this Agreement, including but not limited to costs and expenses of or relating to
(1) the preparation, printing and filing of the Registration Statement and exhibits to it, each preliminary prospectus, the Prospectus and any amendment or supplement to the Registration Statement or the Prospectus, (2) the preparation and delivery of certificates representing the Shares, (3) the printing of this Agreement, the Agreement Among Underwriters, any Dealer Agreements and any

Underwriters Questionnaire, (4) furnishing (including costs of shipping, mailing and courier) such copies of the Registration Statement, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriter or by dealers to whom Shares may be sold, (5) the listing of the Shares on the New York Stock Exchange, (6) any filings required to be made by the Underwriter with the NASD, and the fees, disbursements and other charges of counsel for the Underwriter in connection therewith, (7) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions designated pursuant to Section 4(f), including the fees, disbursements and other charges of counsel to the Underwriter in connection therewith, and the preparation and printing of preliminary, supplemental and final Blue Sky memoranda, (8) counsel to the Company, (9) the transfer agent for the Shares and (10) the Accountants.

                          (k)     If this Agreement shall be terminated by the
Company pursuant to any of the provisions hereof or if for any reason the Company shall be unable to perform its obligations hereunder, the Company will reimburse the Underwriter for all out-of-pocket expenses (including the fees, disbursements and other charges of counsel to the Underwriter) reasonably incurred in connection herewith.

                          (l)     The Company will not at any time, directly or
indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the shares of Common Stock to facilitate the sale or resale of any of the Shares.

                          (m)     The Company will apply the net proceeds from
the offering and sale of the Shares to be sold by the Company in the manner set forth in the Prospectus under "Use of Proceeds". The Company will not use the proceeds of the sale of the Shares in such a manner as to require the Company to be registered under the Investment Company Act.

                          (n)     The Company will not, and will cause each of
its executive officers, directors and each beneficial owner of more than 5% of the outstanding shares of Common Stock to enter into agreements with the Underwriter in the form set forth in Exhibit B hereto to the effect that they will not, for a period of 90 days after the commencement of the public offering of the Shares, without the prior written consent of the Underwriter, sell, contract to sell or otherwise dispose of any shares of Common Stock or rights to acquire such shares (other than pursuant to employee stock option plans or in connection with other employee incentive compensation arrangements).

                          (o)     The Company will use its best efforts to
list, subject to official notice of issuance, on the New York Stock Exchange, the Shares to be issued and sold by the Company.

                          (p)     The Company will not invest in futures
contracts, options on futures contracts or options on commodities unless the Company and Manager (as defined in the Prospectus) are exempt from the registration requirements of the Commodity Exchange Act, as amended, or otherwise comply with the Commodity Exchange Act, as amended. Additionally, neither the Company nor the Manager will engage in any activities bearing on the Commodity Exchange Act, as amended, except as described in the Lord Day & Lord, Barrett Smith opinion dated June 21, 1993, unless such activities are exempt from the Commodity Exchange Act, as amended, or otherwise comply with the Commodity Exchange Act, as amended.

                          (q)     The Company will not permit Manager (for so
long as it is the Manager) to engage in any activity which would cause Manager to register as an investment advisor under the Investment Advisors Act or 1940. Without limitation, the Company will not permit Manager to (i) render investment advice to more than fifteen clients, (ii) hold itself out generally to the public as an investment advisor, or (iii) act as an investment advisor to any investment company that is registered under the Investment Company Act.

                          The Underwriter may, in its sole discretion, waive in
writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.


                 5.       Conditions of the Obligations of the Underwriter.
                          In addition to the execution and delivery of the
Price Determination Agreement, the obligations of the Underwriter hereunder are subject to the following conditions:

                          (a)     The Prospectus shall have been filed as
required by Section 3(a) hereof and (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission,
(ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Shares under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus shall have been filed unless a copy thereof was first submitted to the Underwriter and the Underwriter did not object thereto in good faith, and the Underwriter shall have received certificates dated the Closing Date and the Option Closing Date and signed by the Chairman of the Board of Directors or President of the Company and the Chief Financial Officer of the Company (who may, as to proceedings threatened, rely upon the best of their information and belief), to the effect of clauses (i), (ii) and (iii).

                          (b)     Since the respective dates as of which
information is given in the Registration Statement and the Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and
(ii) the Company has not sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus, if in the judgment of the Underwriter any such development makes it impracticable or inadvisable to consummate the sale and delivery of the Shares by the Underwriter at the initial public offering price.

                          (c)     Since the respective dates as of which
information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company.

                          (d)     Each of the representations and warranties of
the Company contained herein shall be true and correct in all material respects at the Closing Date and, with respect to the Option Shares at the Option Closing Date, as if made at the Closing Date and, with respect to the Option Shares, at the Option Closing Date, and all covenants and agreements herein contained to be performed on the part of the Company and all conditions herein contained to be fulfilled or complied with by the Company at or prior to the Closing Date and, with respect to the Option Shares, at or prior to the Option Closing Date, shall have been duly performed, fulfilled or complied with.

                          (e)     The Underwriter shall have received an
opinion, dated the Closing Date and the Option Closing Date, and satisfactory in form and substance to counsel for the Underwriter, from Jeffers, Wilson, Shaff & Falk, LLP, counsel to the Company, to the effect set forth in Exhibit C hereto.

                          (f)     The Underwriter shall have received an
opinion of O'Melveny & Myers LLP, counsel to the Underwriter, dated the Closing Date and the Option Closing Date, as the case may be, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Underwriter.

                          (g)     The Underwriter shall have received on the
date before this Agreement is executed and also on the Closing Date and the Option Closing Date a letter from the Accountants, the first one to be dated the day before the date of this Agreement, the second one to be dated the Closing Date and the third one (in the event of an Option Closing) to be dated the Option Closing Date, to the effect that:


                                  (1)      They are independent accountants
                          with respect to the Company within the meaning of the Act and the applicable rules and regulations thereunder;

                                  (2)      In their opinion, the financial
                          statements examined by them and contained in the Registration Statement or incorporated by reference therein and the Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                                  (3)      On the basis of a reading of the
                          latest available interim unaudited financial statement of the Company, carrying out certain specified procedures (which do not constitute an examination made in accordance with generally accepted auditing standards) that would not necessarily reveal matters of significance with respect to the comments set forth in this paragraph
                          (3), a reading of the minute books of the stockholders, the board of directors and any committees thereof of the Company, and inquiries of certain officials of the Company who have responsibility for financial and accounting matters, nothing came to their attention that caused them to believe that as of a date not more than five days prior to the date of such letter, there were any changes in the capital stock or long-term debt of the Company or any decreases in net current assets or stockholders' equity of the Company in each case compared with amounts shown on the balance sheet included in the Registration Statement and the Prospectus; and

                                  (4)      they have carried out certain
                          specified procedures, not constituting an audit, with respect to any pro forma financial information, amounts, percentages and other financial information that are derived from the general accounting records of the Company and are included in the Registration Statement and the Prospectus as marked on the copy of the Prospectus attached to such letter, and have compared such amounts, percentages and financial information with such records of the Company and with information derived from such records and have found them to be in agreement, excluding any questions of legal interpretation.

                          (h)     At the Closing Date and, as to the Option
Shares, the Option Closing Date, there shall be furnished to the Underwriter an accurate certificate, dated the date of its delivery, signed by each of the Chairman of the Board or President and the Chief Financial Officer of the Company, in form and substance satisfactory to the Underwriter, to the effect that:
                                  (1)      Each of the respective signers of
                          the certificate has carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus); in his opinion and to the best of his knowledge, such documents and any amendments or supplements thereto contain all statements required to be stated therein regarding the Company; and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                                  (2)      Each of the representations and
                          warranties of the Company contained in this Agreement are true and correct as of the date of this Agreement and as of the Closing Date or the Option Closing Date, as the case may be;

                                  (3)      The Commission has not issued any
                          order preventing or suspending the use of the Prospectus or any preliminary prospectus filed as a part of the Registration Statement or any amendment thereto; no stop order suspending the effectiveness of the Registration Statement has been issued; and to the best of the knowledge of the respective signers, no proceedings for that purpose have been instituted or are pending or contemplated under the Act;

                                  (4)      Since the initial date on which the
                          Registration Statement was filed, no agreement, written or oral, transaction or event has occurred which should have been set forth in an amendment to the Registration Statement or in a supplement to or amendment of any prospectus which has not been disclosed in such a supplement or amendment;

                                  (5)      Since the respective dates as of
                          which information is given in the Registration Statement and the Prospectus, and except as disclosed in or contemplated by the Prospectus, there has not been any material adverse change or a development involving a material adverse change in the condition (financial or otherwise), business, properties, results of operations, management or prospects of the Company; and no legal or governmental action, suit or proceeding is pending or threatened against the Company which is material to the Company, whether or not arising from transactions in the ordinary course of business, or which may adversely affect the transactions contemplated by this Agreement; since such dates and except as so disclosed, the Company has not entered into any verbal or written agreement or other transaction which is not in the ordinary course of business or which could result in a material reduction in the future earnings of the Company or incurred any material liability or obligation, direct, contingent or indirect, made any change in its capital stock, made any material change in its short-term debt or funded debt or repurchased or otherwise acquired any of the Company's capital stock; and the Company has not declared or paid any dividend, or made any other distribution, upon its outstanding capital stock payable to stockholders of record on a date prior to the Closing Date or the Option Closing Date; and

                                  (6)      Each of the covenants required
                          herein to be performed by the Company on or prior to the date of such certificate has been duly, timely and fully performed and each condition herein required to be complied with by the Company on or prior to the delivery of such certificate has been duly, timely and fully complied with.

                          (i)     On or prior to the Closing Date, the
Underwriter shall have received the executed agreements referred to in Section 4(n) hereof.

                          (j)     The Shares shall be qualified for sale in
such states as the Underwriter may reasonably request, each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date and the Option Closing Date.

                          (k)     Prior to the Closing Date, the Shares shall
have been duly authorized for listing by the New York Stock Exchange upon official notice of issuance.

                          (l)     The Company shall have furnished to the
Underwriter such certificates, in addition to those specifically mentioned herein, as the Underwriter may have reasonably requested as to the accuracy and completeness at the Closing Date and the Option Closing Date of any statement in the Registration Statement or the Prospectus or any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, as to the accuracy at the Closing Date and the Option Closing Date of the representations and warranties of the Company herein, as to the performance by the Company of its respective obligations hereunder, or as to the fulfillment of the conditions concurrent and precedent to the obligations hereunder of the Underwriter.

                          All such opinions, certificates, letters and
documents shall be in compliance with the provisions hereof only if they are satisfactory to the Underwriter and to O'Melveny & Myers LLP, counsel to the Underwriter. The Company shall furnish the Underwriter with such manually signed or conformed copies of such opinions, certificates, letters and documents as requested by the Underwriter. Any certificate signed by any officer of the Company and delivered to the Underwriter or its counsel shall be deemed to be a representation and warranty by the Company to the Underwriter as to the statements made therein.

                          If any condition to the Underwriter's obligations
under this Agreement to be satisfied prior to or at the Closing Date is not so satisfied, this Agreement will terminate at the election of and upon notification by the Underwriter without liability on the part of the Company except for the expenses to be paid or reimbursed by the Company pursuant to Sections 4(j) and 4(k) hereof and except to the extent provided in Section 6 hereof.

                 6.       Indemnification.

                          (a)  The Company will indemnify and hold harmless the
Underwriter, the directors, officers, employees and agents of the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which the Underwriter, or any such person may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement to the Registration Statement or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the Securities Laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (iii) any act or failure to act or any alleged act or failure to act by the Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, liability, expense or damage arising out of or based upon matters covered by clause (i) or
(ii) above (provided that the Company shall not be liable under this clause
(iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, liability, expense or damage resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Underwriter through its gross negligence or willful misconduct); provided that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person by the Underwriter and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Underwriter furnished in writing to the Company by the Underwriter expressly for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus. This indemnity agreement will be in addition to any liability that the Company might otherwise have.

                 (b) The Underwriter will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of
Section 15 of the Act or Section 20 of the

Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to the Underwriter, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Underwriter furnished in writing to the Company by the Underwriter expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus. This indemnity will be in addition to any liability that the Underwriter might otherwise have; provided, however, that in no case shall the Underwriter be liable or responsible for any amount in excess of the underwriting discounts and commissions received by the Underwriter.

                 (c) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld). No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding. Notwithstanding any other provision of this Section 6(c), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                 (d) In order to provide for just and equitable contribution in which the indemnification provided for in the foregoing paragraphs of this
Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Underwriter, the Company and the Underwriter will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Underwriter, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and the Underwriter may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other. The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter, in each case as set forth in the table on the cover page of the Prospectus. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Underwriter, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement or a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this
Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), the Underwriter shall not be required to contribute any amount in excess of the underwriting discounts and commissions received by it and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(d), any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). Except for a settlement entered into pursuant to the last sentence of Section 6(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

                 (e) The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriter,
(ii) acceptance of the Shares and payment therefore or (iii) any termination of this Agreement.


                 7.       Termination.

                          Without limiting the right to terminate this
Agreement pursuant to any other provision hereof, the obligations of the Underwriter under this Agreement may be terminated at any time prior to the Closing Date (or, with respect to the Option Shares, on or prior to the Option Closing Date), by notice to the Company from the Underwriter, without liability on the part of the Underwriter to the Company if, prior to delivery and payment for the Shares (or the Option Shares, as the case may be), in the sole judgment of the Underwriter, (i) trading in any of the equity securities of the Company shall have been suspended by the Commission, by an exchange that lists the Shares or by the NASDAQ Stock Market, (ii) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other governmental authority, (iii) a general banking moratorium shall have been declared by either Federal or New York State authorities or (iv) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred, the effect of any of which is such as to make it, in the sole judgment of the Underwriter, impracticable or inadvisable to market the Shares on the terms and in the manner contemplated by the Prospectus.

                 8.       Representations of the Underwriter.

                          The Underwriter represents and warrants to the
Company that the information set forth (i) on the cover page of the Prospectus Supplement with respect to price, underwriting discounts and commissions and terms of offering and (ii) under "Underwriting" in the Prospectus Supplement was furnished to the Company by and on behalf of the Underwriter for use in connection with the preparation of the Prospectus Supplement with respect to price, underwriting discounts and commissions and terms of offering and is correct in all material respects.

                 9.       Miscellaneous.

                          (a)  Notice given pursuant to any of the provisions
of this Agreement shall be in writing and unless otherwise specified, shall be mailed or delivered (a) if to the Company, at the office of the Company, 119 East Marcy Street, Suite 201, Santa Fe, New Mexico 87501, Attention: Larry A. Goldstone, or (b) if to the Underwriter, at the offices of Sutro & Co. Incorporated, 11150 Santa Monica Boulevard, Suite 1500, Los Angeles, CA 90025,
Attention: Scott E. Wendelin. Any such notice shall be effective only upon receipt. Any notice under Section 6 or 8 may be made by telex or telephone, but if so made shall be subsequently confirmed in writing.

                          (b)  This Agreement has been and is made solely for
the benefit of the Underwriter, the Company and of the controlling persons, directors and officers referred to in Section 6 hereof, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" as used in this Agreement shall not include a purchaser, as such purchaser, of Shares from the Underwriter.

                          (c)  The invalidity or unenforceability of any
Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.


                          (d)  THIS AGREEMENT SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAWS PERTAINING TO CONFLICTS OF LAWS) OF THE STATE OF NEW YORK.

                          (f)  The Company and the Underwriter each hereby
irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Agreement or the transactions contemplated hereby.

                          (g)  This Agreement may not be amended or otherwise
modified or any provision hereof waived except by an instrument in writing signed by the Underwriter and the Company.

                          (h)  This Agreement constitutes the entire agreement
of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in several counterparts, each one of which shall be an original, and all of which shall constitute one and the same document.

                          (i)  In this Agreement, the masculine, feminine and
neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement.

                 If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed copies hereof, whereupon it will become a binding agreement between the Company and you, as the Underwriter, all in accordance with its terms.

                                       Very truly yours,

                                       THORNBURG MORTGAGE ASSET CORPORATION



                                        By: _______________________________
                                            President

Confirmed as of the date first above mentioned

By:  SUTRO & CO. INCORPORATED

         By:_______________________

         Its:______________________

                                   EXHIBIT A


                      THORNBURG MORTGAGE ASSET CORPORATION


                         PRICE DETERMINATION AGREEMENT


                                                                    May 14, 1997



SUTRO & CO. INCORPORATED
11150 Santa Monica Boulevard
Suite 1500
Los Angeles, California 90025

Ladies and Gentlemen:

                 Reference is made to the Underwriting Agreement, dated   May
14, 1997 (the "Underwriting Agreement"), between Thornburg Mortgage Asset Corporation, a Maryland corporation (the "Company"), and you (hereinafter the "Underwriter"). The Underwriting Agreement provides for the purchase by the Underwriter from the Company, subject to the terms and conditions set forth therein, of an aggregate of 800,000 shares (the "Firm Shares") of the Company's common stock, par value $0.01 per share. This Agreement is the Price Determination Agreement referred to in the Underwriting Agreement.

                 Pursuant to Section 1 of the Underwriting Agreement, the undersigned agrees with the Underwriter as follows:

                 1. The initial public offering price per share for the Firm Shares shall be $19.50.

                 2. The purchase price per share for the Firm Shares to be paid by the Underwriter shall be $18.8662, representing an amount equal to the initial public offering price set forth above, less $0.6338 (approximately 3.25%) per share.

                 3. The Company represents and warrants to the Underwriter that the representations and warranties of the Company set forth in
Section 3 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

                 4. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAWS PERTAINING TO CONFLICTS OF
LAWS) OF THE STATE OF NEW YORK.

                 If the foregoing is in accordance with your understanding of the agreement between the Underwriter and the

Company, please sign and return to the Company a counterpart hereof, whereupon this instrument along with all counterparts and together with the Underwriting Agreement shall be a binding agreement among the Underwriter and the Company in accordance with its terms and the terms of the Underwriting Agreement.



                                       Very truly yours,

                                       THORNBURG MORTGAGE ASSET CORPORATION


                                       By:__________________________________
                                          President

Confirmed as of the date first above mentioned:

By:  SUTRO & CO. INCORPORATED

         By:_______________________

         Its:______________________

                                   EXHIBIT B


                                                                    May 14, 1997

                               LOCK-UP AGREEMENT

SUTRO & CO. INCORPORATED
11150 Santa Monica Boulevard
Suite 1500
Los Angeles, California 90025


Ladies and Gentlemen:

                 In consideration of the proposed public offering (the "Offering") of up to 920,000 shares (including 120,000 option shares to cover over-allotments) of Common Stock, par value $.01 per share, (the "Common Stock") of Thornburg Mortgage Asset Corporation, a Maryland corporation, as contemplated by a registration statement with respect to such shares filed with the Securities and Exchange Commission on Form S-3 (Registration No. 333-16799), the undersigned hereby agrees that the undersigned will not, for a period of 90 days after the commencement of the public offering of such shares, without the prior written consent of Sutro & Co. Incorporated, offer to sell, sell, contract to sell, grant any option to sell, or otherwise dispose of, or require the Company to file with the Securities and Exchange Commission a registration statement under the Securities Act of 1933 to register, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to acquire shares of Common Stock of which the undersigned is now, or may in the future become, the beneficial owner (within the meaning of Rule 13d-3 under the Securities and Exchange Act of 1934) (other than pursuant to the Sales Agency Agreement dated October 9, 1995 by and between PaineWebber Incorporated and the Company, employee stock option plans, in connection with other employee incentive compensation arrangements or the Dividend Reinvestment and Stock Purchase Plan).

                                           Very truly yours,

                                           By:______________________________
                                           Name:____________________________

                                                                       EXHIBIT C




                               Form of Opinion of

                       Jeffers, Wilson, Shaff & Falk, LLP

                     Counsel to the Company and the Manager




                                  May 20, 1997

SUTRO & CO. INCORPORATED
11150 Santa Monica Boulevard, Suite 1500
Los Angeles, California 90025

Ladies and Gentlemen:

                 We have acted as special corporate counsel to Thornburg Mortgage Asset Corporation, a Maryland corporation (the "Company") and Thornburg Mortgage Advisory Corporation, a Delaware corporation (the "Manager") in connection with the issuance and sale by the Company of (i) 800,000 shares (the "Firm Shares") of the Company's Common Stock, par value $0.01 per share (the "Common Stock") and (ii) up to 120,000 additional shares of Common Stock (the "Option Shares") pursuant to that certain Underwriting Agreement dated May 14, 1997 (the "Underwriting Agreement"), between the Company and you (hereinafter the "Underwriter"). The shares of Common Stock being issued and sold pursuant to the Underwriting Agreement are hereinafter referred to as the "Shares." This opinion is being rendered to you pursuant to Section 5(e) of the Underwriting Agreement. Capitalized terms used herein without definition shall have the meanings given such terms in the Underwriting Agreement.

                 In our capacity as counsel to the Company and the Manager, we have examined originals, or copies identified to our satisfaction as being true copies, of such documents as we have deemed advisable or necessary for the purpose of rendering this opinion, including among other things the following:

                 1. The Registration Statement on Form S-3 (File No. 333-16799) initially filed by the Company with the Securities and Exchange Commission (the "Commission") on November 26, 1996, as amended, for the purpose of registering securities of the Company, including the Shares, under the Securities Act of 1933, as amended (the "Act"); and a representation from the Company, satisfactory to us, that it has not been advised of any stop

Sutro & Co. Incorporated, May 20, 1997 - Page 2




order suspending the effectiveness of the Registration Statement or that any proceedings for that purpose have been instituted or are pending or contemplated by the Commission under the Act. Such Registration Statement (including all exhibits thereto) and documents incorporated by reference therein is hereinafter referred to as the "Registration Statement," and the final form of prospectus filed with the Commission is hereinafter referred to as the "Prospectus;"

                 2. The Articles of Incorporation of the Company and the Manager, as amended to date;

                 3. The Bylaws of the Company and the Manager, as amended to date;

                 4. Resolutions of the Board of Directors of the Company adopted on [DATE] authorizing the sale of the Shares, the preparation of the Registration Statement, the execution and delivery of the Underwriting Agreement and other actions with respect thereto;

                 5.       Executed counterparts of the Underwriting Agreement;
and

                 6. The Certificates of the Company's Chairman of the Board, President and Chief Financial Officer, dated the date hereof, copies of which are attached hereto.

                 In addition to such examination, we have obtained and relied upon, with your consent, such other certificates and assurances from public officials as we consider necessary for the purposes of this opinion. We have been furnished with, and with your consent have relied upon, certificates of officers of the Company and the Manager with respect to certain factual matters bearing on the opinions expressed herein. We have not independently investigated any of such factual matters. We have assumed the genuineness of all signatures (other than the signatures of the officers of the Company and the Manager) and the authenticity of all documents submitted to us as originals and the conformity with originals of all documents submitted to us as copies. All capitalized terms used herein without definition shall have the same meanings as defined in the Underwriting Agreement unless otherwise indicated. All references in this opinion to the Underwriting Agreement shall include the Price Determination Agreement.

Sutro & Co. Incorporated, May 20, 1997 - Page 3




                 On the basis of the foregoing and in reliance thereon, and subject to the exceptions set forth herein, we are of the opinion that:

                 1. The Company and the Manager are corporations duly organized, validly existing and in good standing under the laws of their jurisdiction of incorporation, are duly licensed or qualified to do business and in good standing as foreign corporations in all jurisdictions where the nature and conduct of the Company's or the Manager's business makes such qualification and licensing necessary, and have full corporate power and authority to conduct all the activities conducted by them, to own or lease all the assets owned or leased by them and to conduct their business as described in the Registration Statement and the Prospectus.

                 2. All of the outstanding shares of Common Stock are, and the Shares to be paid for by the Underwriter in accordance with the terms of the Underwriting Agreement will be, duly authorized, validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar right under (i) the statutes, judicial and administrative decisions and the rules and regulations of the governmental agencies of the State of Maryland
(ii) the Company's certificate of incorporation or by-laws or (iii) any instrument, document, contract or other agreement referred to in the Registration Statement or any instrument, document, contract or agreement filed as an exhibit to, or incorporated as an exhibit by reference in, the Registration Statement. Except as described in the Registration Statement or the Prospectus, to the best of our knowledge, there is no commitment or arrangement to issue, and there are no outstanding options, warrants or other rights calling for the issuance of, any share of capital stock of the Company to any person or any security or other instrument that by its terms is convertible into, exercisable for or exchangeable for capital stock of the Company.

                 3. No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required in connection with the authorization, issuance, transfer, sale or delivery of the Shares by the Company, in connection with the execution, delivery and performance of each of the Underwriting Agreement and the Sales Agency Agreement by the Company or in connection with the taking by the Company of any action contemplated thereby have been obtained and are in full force and effect, except such as have been obtained under the Act and the Rules and Regulations and such as may be required under state securities or "Blue Sky,"

Sutro & Co. Incorporated, May 20, 1997 - Page 4




laws or by the by-laws and rules of the NASD in connection with the purchase and distribution by the Underwriter of the Shares to be sold by the Company.

                 4. The authorized, issued and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus Supplement under the caption "Capitalization." The description of the Common Stock contained in the Prospectus is complete and accurate in all material respects. The form of certificate used to evidence the Common Stock is in due and proper form and complies with all applicable statutory requirements.

                 5. The Registration Statement and the Prospectus, including any documents incorporated by reference into the Prospectus at the time they were filed and on the Closing Date comply (or complied) in all material respects as to form with the requirements of the Act, the Exchange Act, the Exchange Act Rules and Regulations and the Rules and Regulations, including, without limitation, Item 503 of Regulation S-K (except that we express no opinion as to financial statements schedules and other financial data contained in the Registration Statement or the Prospectus or incorporated by reference therein).

                 6. To the best of our knowledge, any instrument, document, lease, license, contract or other agreement (collectively, "Documents") required to be described or referred to in the Registration Statement or the Prospectus has been properly described or referred to therein and any Document required to be filed as an exhibit to the Registration Statement has been filed as an exhibit thereto or has been incorporated as an exhibit it by reference in the Registration Statement; and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any Document filed or required to be filed as an exhibit to the Registration Statement.

                 7. To the best of our knowledge, except as disclosed in the Registration Statement or the Prospectus, no person or entity has the right to require the registration under the Act of shares of Common Stock or other securities of the Company by reason of the filing or effectiveness of the Registration Statement.

                 8. To the best of our knowledge, neither the Company nor the Manager is in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except as may be described in the Prospectus or such as in the aggregate

Sutro & Co. Incorporated, May 20, 1997 - Page 5




do not now have and will not in the future have a material adverse effect upon the operations, business or assets of the Company or the Manager.

                 9. All descriptions in the Prospectus of statutes, regulations or legal or governmental proceedings are accurate and fairly present the information required to be shown, including those contained in the Prospectus under the captions "Description of Securities," "Federal Income Tax Considerations," and "ERISA Investors."

                 10. The Company has full corporate power and authority to enter into the Underwriting Agreement and the Underwriting Agreement has been duly authorized, executed and delivered by the Company, is a valid and binding agreement of the Company and, except for the indemnification and contribution provisions thereof, as to which we express no opinion, is enforceable against the Company in accordance with the terms thereof.

                 11. The execution and delivery by the Company of, and the performance by the Company of its agreements in, the Underwriting Agreement do not and will not (i) violate the certificate of incorporation or by-laws of the Company, (ii) breach or result in a default under, cause the time for performance of any obligation to be accelerated under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the assets of the Company pursuant to the terms of, (x) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement, capital lease or other evidence of indebtedness of which we have knowledge, (y) any voting trust arrangement or any contract or other agreement to which the Company is a party that restricts the ability of the Company to issue securities and of which we have knowledge or (z) any Document filed as an exhibit to, or incorporated as an exhibit by reference in, the Registration Statement, (iii) breach or otherwise violate any existing obligation of the Company under any court or administrative order, judgment or decree of which we have knowledge or
(iv) violate applicable provisions of any statute or regulation in the State of Maryland, State of New Mexico or of the United States.

                 12. Delivery of certificates for the Shares will transfer valid and marketable title thereto to each Underwriter that has purchased such Shares in good faith and without any notice of any adverse claim with respect thereto.

                 13. The Company is not an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter"

Sutro & Co. Incorporated, May 20, 1997 - Page 6




for, an "investment company," as such terms are defined in the investment Company Act of 1940, as amended, or a "broker" within the meaning of Section 3(a)(4) of the Exchange Act or a "dealer" within the meaning of Section 3(a)(5) of the Exchange Act or required to be registered pursuant to Section 15(a) of the Exchange Act.

                 14. The Shares have been duly authorized for listing by the New York Stock Exchange upon official notice of issuance.

                 15. For all applicable tax years as to which the Company's tax returns are subject to audit and the Company is subject to assessment for taxes reportable therein, the Company has continuously been organized and operated in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"). The Company's method of operation will permit it to continue to meet the requirements for taxation as a "real estate investment trust" under the Code.

                 We hereby confirm to you that the Registration Statement has become effective under the Act, the Prospectus Supplement has been filed as required by Section 3.a of the Underwriting Agreement, and that no order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or is threatened, pending or contemplated.

                 We hereby further confirm to you that there are no actions, suits, proceedings or investigations pending or, to our knowledge, overtly threatened in writing against the Company or any of their respective officers or directors in their capacities as such, before or by any court, governmental agency or arbitrator which (i) seek to challenge the legality or enforceability of the Underwriting Agreement, (ii) seek to challenge the legality or enforceability of any of the Documents filed, or required to be filed, or incorporated by reference as exhibits to the Registration Statement, (iii) seek damages or other remedies with respect to any of the Documents filed, or required to be filed, as exhibits to the Registration Statement, (iv) except as set forth in or contemplated by the Registration Statement and the Prospectus, seek money damages or seek to impose criminal penalties upon the Company or any of their respective officers or directors in their capacities as such and of which we have knowledge or (v) seek to enjoin any of the business activities of the Company or the transactions described in the Prospectus and of which we have knowledge.

Sutro & Co. Incorporated, May 20, 1997 - Page 7




                 We have participated in the preparation of the Registration Statement and the Prospectus and, without assuming any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto or in any document incorporated by reference into the Prospectus, nothing has come to our attention that causes us to believe that, both as of the Effective Date and as of the Closing Date and the Option Closing Date, the Registration Statement, or any amendment thereto contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that any Prospectus or any amendment or supplement thereto including any documents incorporated by reference into the Prospectus, at the time such Prospectus was issued, at the time any such amended or supplemented Prospectus was issued, at the Closing Date and the Option Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances in which they were made, not misleading (except that we express no opinion as to financial statements, schedules and other financial data contained in this Registration Statement or the Prospectus or incorporated by reference therein).

                 The foregoing opinion is subject to the qualification that the enforceability of the Underwriting Agreement may be: (i) subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally; and (ii) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity), including principles of commercial reasonableness or conscionability and an implied covenant of good faith and fair dealing.

Sutro & Co. Incorporated, May 20, 1997 - Page 8




                 This letter is furnished by us solely for your benefit in connection with the transactions referred to in the Underwriting Agreement and may not be circulated to, or relied upon by, any other person, except that this letter may be relied upon by your counsel, O'Melveny & Myers LLP, in connection with the opinion letter to be delivered to you pursuant to Section 5(e) of the Underwriting Agreement.



                                       Respectfully submitted,



                                       _____________________________


                 [In rendering the foregoing opinion, counsel may rely, to the extent they deem such reliance proper, on the opinions (in form and substance reasonably satisfactory to Underwriter's counsel) of other counsel reasonably acceptable to Underwriter's counsel as to matters governed by the laws of jurisdictions other than the United States and the States of California, Maryland and Delaware, and as to matters of fact, upon certificates of officers of the Company and of government officials; provided that such counsel shall state that the opinion of any other counsel is in form satisfactory to such counsel. Copies of all such opinions and certificates shall be furnished to counsel to the Underwriter on the Closing Date.]